Royce Global Services Fund
Supplement to Prospectus dated April 30, 1997

The Trust's Board of Trustees recommended approval, at a Special Meeting of Shareholders to be held on November 25, 1997, of a proposal to change the Fund's investment objective and a related fundamental policy to allow the Fund to concentrate its investments in the financial services industry. If the proposal is approved, the Fund's name will be changed from Royce Global Services Fund to Royce Financial Services Fund.


October 31, 1997